                                                                    Exhibit 99.2

                   [Form of Union Planters Corporation Proxy]

                           UNION PLANTERS CORPORATION

                               6200 POPLAR AVENUE
                            MEMPHIS, TENNESSEE 38119


     PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING, JUNE 8, 2004

         The undersigned holder of common stock of Union Planters Corporation, a Tennessee corporation ("Union Planters"), hereby appoints Levon L. Mathews and John V. White, either of them, as proxy holders for the undersigned, with full power of substitution in each of them, to attend the annual meeting of shareholders of Union Planters to be held at Union Planters Bank, National Association, 6200 Poplar Avenue, Main Floor, Memphis, Tennessee 38119 at 1:00 p.m., local time, on June 8, 2004, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all the powers possessed by the undersigned if personally present at the meeting. The undersigned acknowledges receipt of the notice of the annual meeting of shareholders and of the accompanying joint proxy statement/prospectus and revokes any proxy heretofore given with respect to such meeting. The votes entitled to be cast by the undersigned will be cast as instructed. If this proxy is executed but no instruction is given with respect to such meeting, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director and each of the other proposals set forth on the reverse side hereof, "AGAINST" the shareholder proposal and in the direction of the proxy holder in any other matter that may properly come before the meeting and any adjournment or postponement thereof.

      IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                           UNION PLANTERS CORPORATION

                                  JUNE 8, 2004



                           Please date, sign and mail
                             your proxy card in the
                     envelope provided as soon as possible.



  -- Please detach along perforated line and mail in the envelope provided. --



------------------------------------------------------------------------------------------------------------------------------------
                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4, AND AGAINST PROPOSAL 5.
                               PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                                PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              FOR  AGAINST  ABSTAIN
                                                      1. Approval of the Agreement and Plan of Merger,        [ ]    [ ]      [ ]
                                                         dated as of January 22, 2004, by and between
                                                         Union Planters Corporation and Regions
                                                         Financial Corporation, pursuant to which Union
                                                         Planters Corporation and Regions Financial
                                                         Corporation will be merged with and into a
                                                         newly-formed holding company, New Regions
                                                         Financial Corporation.

                                                      2. Election of Directors.
                                                                                                                 NOMINEES: CLASS II

                                                         [ ] FOR ALL NOMINEES                          [ ] Albert M. Austin
                                                                                                       [ ] George W. Bryan
                                                         [ ] WITHHOLD AUTHORITY                        [ ] Robert R. Waller, M.D.
                                                             FOR ALL NOMINEES                          [ ] Spence L. Wilson

                                                         [ ] FOR ALL EXCEPT
                                                             (See instructions below)

                                                         INSTRUCTION: To withhold authority
                                                         to vote for any individual nominee(s),
                                                         mark "FOR ALL EXCEPT" and fill in the
                                                         circle next to each nominee you wish
                                                         to withhold, as shown here: [X]

                                                                                                              FOR  AGAINST  ABSTAIN
                                                      3. Ratification of the appointment of                   [ ]    [ ]      [ ]
                                                         PricewaterhouseCoopers LLP as
                                                         independent public accountants for
                                                         the 2004 fiscal year.

                                                      4. Adjournment of the Union Planters annual             [ ]    [ ]      [ ]
                                                         meeting, if necessary or appropriate, to
                                                         solicit additional proxies.

                                                      5. Shareholder Proposal.                                [ ]    [ ]      [ ]

                                                      THE PROXY HOLDER MAY VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER
                                                      MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR
To change the address on your account,                POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.
please check the box at right and
indicate your new address in the address   [ ]        EACH OF THE FOREGOING PROPOSALS IS MORE FULLY DESCRIBED IN THE ACCOMPANYING
space above. Please note that changes                 JOINT PROXY STATEMENT/PROSPECTUS.
to the registered name(s) on the account
may not be submitted via this method.



Signature of Shareholder:                        Date:              Signature of Shareholder:                      Date:
                         -----------------------      -------------                          ---------------------      ------------

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                           UNION PLANTERS CORPORATION

                                  JUNE 8, 2004


                         -------------------------------
                            PROXY VOTING INSTRUCTIONS
                         -------------------------------


MAIL -- Date, sign and mail your proxy card in the envelope provided as soon as possible.

               - OR -                             ------------------------------
                                                  COMPANY NUMBER   _____________
TELEPHONE -- Call toll-free 1-800-PROXIES         ------------------------------
(1-800-776-9437) from any touch-tone              ACCOUNT NUMBER   _____________
telephone and follow the instructions. Have       ------------------------------
your proxy card available when you call.
               - OR -

INTERNET -- Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions. Have your proxy card available when you access the web page.

    -- Please detach along perforated line and mail in the envelope provided
            IF you are not voting via telephone or the Internet. --

________________________________________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4, AND
                              AGAINST PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                   VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
________________________________________________________________________________

                                                                                                 FOR  AGAINST  ABSTAIN
                              1. Approval of the Agreement and Plan of Merger, dated as of       [ ]    [ ]      [ ]
                                 January 22, 2004, by and between Union Planters Corporation and Regions Financial Corporation, pursuant to which Union
                                 Planters Corporation and Regions Financial Corporation will be merged with and into a newly-formed holding company, New
                                 Regions Financial Corporation.

                              2. Election of Directors.
                                                                            NOMINEES: CLASS II
                                 [ ] FOR ALL NOMINEES                       [ ] Albert M. Austin
                                                                            [ ] George W. Bryan
                                 [ ] WITHHOLD AUTHORITY                     [ ] Robert R. Waller, M.D.
                                       FOR ALL NOMINEES                     [ ] Spence L. Wilson

                                 [ ] FOR ALL EXCEPT
                                       (See instructions below)


                                 INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR
                                 ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]

                                                                                                 FOR  AGAINST  ABSTAIN
                              3. Ratification of the appointment of PricewaterhouseCoopers LLP
                                 as independent public accountants for the 2004 fiscal year.     [ ]    [ ]      [ ]

                              4. Adjournment of the Union Planters annual meeting, if
                                 necessary or appropriate, to solicit additional proxies.        [ ]    [ ]      [ ]

                              5.  Shareholder Proposal.                                          [ ]    [ ]      [ ]

                                  THE PROXY HOLDER MAY VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER
                                  WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
To change the address on          THEREOF IN THE DISCRETION OF THE PROXY HOLDER.
your account, please check
the box at right and    [ ]       EACH OF THE FOREGOING PROPOSALS IS MORE FULLY DESCRIBED IN THE ACCOMPANYING JOINT
indicate your new address         PROXY STATEMENT/PROSPECTUS.
in the address space above.
Please note that changes to
the registered name(s) on
the account may not be sub-
mitted via this method.
____________________________

Signature of Shareholder______________________ Date:_____________ Signature of Shareholder ____________________ Date:_____________

  NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign.
        When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
